UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 30, 2016

Citigroup Commercial Mortgage Trust 2016-P4
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001677913)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Macquarie US Trading LLC d/b/a Principal Commercial Capital
(Central Index Key number: 0001634437)

Starwood Mortgage Funding V LLC
(Central Index Key number: Not Applicable)

Barclays Bank PLC
(Central Index Key number: 0000312070)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-05	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2016-P4 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2016-P4, Commercial Mortgage Pass-Through Certificates, Series 2016-P4, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated July 29, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2016 (the “July 29, 2016 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Embassy Suites Lake Buena Vista Loan Combination was required to be serviced and administered pursuant to the CGCMT 2016-C1 Pooling and Servicing Agreement, which is the servicing agreement for the CGCMT 2016-C1 securitization trust (into which an Embassy Suites Lake Buena Vista Companion Loan was deposited). The CGCMT 2016-C1 Pooling and Servicing Agreement was filed as Exhibit 4.3 to the July 29, 2016 Form 8-K.

On September 30, 2016, the Embassy Suites Lake Buena Vista Controlling Pari Passu Companion Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the JPMCC Commercial Mortgage Securities Trust 2016-JP3, Commercial Mortgage Pass-Through Certificates, Series 2016-JP3 (the “JPMCC 2016-JP3 Certificates”). Upon the issuance of the JPMCC 2016-JP3 Certificates, the servicing and administration of the Embassy Suites Lake Buena Vista Loan Combination is required to be transferred from the CGCMT 2016-C1 Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the JPMCC 2016-JP3 Certificates, dated as of September 1, 2016 (the “JPMCC 2016-JP3 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “JPMCC 2016-JP3 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The JPMCC 2016-JP3 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the JPMCC 2016-JP3 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.1	JPMCC 2016-JP3 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2016

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-P4 — Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	JPMCC 2016-JP3 Pooling and Servicing Agreement	(E)